Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for the period from September 7, 2004 (Inception) to December 31,2004, the Quarterly Report for the period ending June 30, 2005 and the Pro Forma financial statements of Earth Biofuels, Inc.  (the “Company”) on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tommy Johnson, Chief Executive Officer of the Company, certify that:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tommy Johnson

Tommy Johnson
Chief Executive Officer

November 29, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.